                                                                    EXHIBIT 99.1

[EXIDE TECHNOLOGIES LOGO]                                          Global Leader
                                                     in Stored Electrical Energy


                 EXIDE TECHNOLOGIES ANNOUNCES FINANCIAL RESULTS
                        FOR THIRD QUARTER OF FISCAL 2005

- Investor/Analyst Conference Call Scheduled For February 14 at 10:30 AM Eastern Time -

LAWRENCEVILLE, N.J. - FEBRUARY 14, 2005 - Exide Technologies (NASDAQ: XIDE), a global leader in stored electrical energy solutions, today announced financial results for the third quarter of fiscal 2005 ended December 31, 2004.

         Consolidated net sales for the third quarter of fiscal 2005 rose 11.5% to $727.9 million from $653.0 million in the third quarter of fiscal 2004. Quarterly net sales results benefited from higher average selling prices as a result of lead-related pricing actions across the business as well as strong Motive Power demand worldwide. Favorable currency exchange rates also benefited net sales
Company-wide.

         Consolidated net loss for the third quarter of fiscal 2005 was $439.0 million, or $17.56 per share, compared to a net loss of $9.3 million, or $0.34 per share, in the third quarter of fiscal 2004. The third quarter of fiscal 2005 results include a non-cash goodwill impairment charge of $399.4 million, restructuring costs and reorganization items of approximately $8.0 million and a non-cash income tax charge of $34.5 million to adjust valuation allowances against previously recognized deferred tax assets. The results were favorably offset by a gain on revaluation of Warrants of $5.8 million.

         The Company uses adjusted EBITDA as a key measure of the Company's operational and financial performance because the Company believes it provides useful information for investors. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and restructuring charges. The Company's adjusted EBITDA definition also adjusts reported earnings for losses from discounts on sale of accounts receivables, the effect of non-cash currency re-measurement gains or losses, the non-cash gain or loss from revaluation of the Company's warrants liability, impairment charges and non-cash gains or losses on asset sales. A reconciliation of adjusted EBITDA to income reported under Generally Accepted Accounting Principals ("GAAP") is attached hereto.

         Adjusted EBITDA for the third quarter was $52.0 million compared to $59.0 million in the prior year period. As a result of stronger currency rates relative to the dollar, adjusted EBITDA results were favorably impacted by $2.7 million in the third quarter. The unrecovered portion of lead was limited to approximately $10 million in the quarter. Without lead and currency the Company's adjusted EBITDA for the third quarter would have been slightly ahead of last year.

         "Exide continued its efforts in the third quarter to mitigate the escalation in commodity and energy prices, especially the price of lead," said Craig H. Muhlhauser, President and Chief Executive Officer of Exide Technologies.

         Lead, which is Exide's number-one commodity and comprises approximately one-third of the Company's cost of goods sold, rose to an average of (euro)737 ($959) per metric tonne for the third quarter of fiscal year 2005, versus the prior year's average of (euro)531 ($634) per metric tonne - approximately a 40% increase in euro terms.

         "This quarter, we successfully recovered 65-70% of the increased lead costs in the quarter due to pricing actions, lead price escalators, lead hedging and improved spent battery collection rates," Mr. Muhlhauser said. "This is a significant improvement over the second quarter, when we were only able to offset 30-40% of the adverse impact from lead price increases.

         "The Company will continue its efforts to implement plans and make investments to accelerate cost reductions and increase cash flow from operations," Mr. Muhlhauser said. "We remain committed to making our customers successful and creating long-term value for our shareholders."

Bank Covenant

         Due to the fact that the Company failed to satisfy its leverage ratio covenant as of December 31, 2004 under its Senior Secured Credit Facility, Exide has requested and expects to receive a waiver of the leverage ratio covenant from its lenders, as well as amendments relating to the Company's proposed senior note offering.

Conference Call Details

         Craig H. Muhlhauser, President and Chief Executive Officer, J. Timothy Gargaro, Executive Vice President and Chief Financial Officer, and other company executives will host a conference call for members of the investment community to discuss the Company's financial results and general business operations at 10:30 AM Eastern Time on Monday, February 14, 2005. The conference call will include a question and answer session with senior management. The domestic dial-in number is 877-780-2271; international callers should dial +1-973-582-2737.

         For individuals unable to participate in the conference call, a telephone replay will be available from 1:00 PM on February 14, 2005 until midnight on March 4, 2005 at: 877-519-4471; international callers should dial +1-973-341-3080. The passcode is 5696935.

         An audio webcast of the conference call can also be accessed via www.exide.com and will be available for one week. RealPlayer or Windows Media Player will be required in order to access the webcast.

ABOUT EXIDE TECHNOLOGIES

         Exide Technologies, with operations in 89 countries, is one of the world's largest producers and recyclers of lead-acid batteries. The company's two global business groups - industrial energy and transportation - provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

         Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and 42-volt automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive power applications including lift trucks, mining and other commercial vehicles.

         Further information about Exide, its financial results and other information is available at www.exide.com.

FORWARD-LOOKING STATEMENTS

         This press release may be deemed to contain "forward-looking" statements. The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act.

         Examples of forward-looking statements include, but are not limited to
(a) projections of revenues, cost of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effect of currency translations, capital structure and other financial items, (b) statements of plans of and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (c) statements of future economic performance and (d) statements of assumptions, such as the prevailing weather conditions in the Company's market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the Company's ability to implement business strategies and restructuring plans,
(ii) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries, (iii) the Company's substantial debt and debt service requirements which may restrict the Company's operational and financial flexibility, as well as impose significant interest and financing costs, (iv) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (v) the realization of the tax benefits of the Company's net operating loss carry forwards, which is dependent upon future taxable income, (vi) the fact that lead, a major constituent in most of the Company's products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (vii) competitiveness of the battery markets in North America and Europe, (viii) the substantial management time and financial and other resources needed for the Company's consolidation and rationalization of acquired entities requires, (ix) risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations and possible terrorist attacks against U.S. interests, (x) the Company's exposure to fluctuations in interest rates on its variable debt, (xi) general economic conditions, (xii) the ability to acquire goods and services and/or fulfill labor needs at budgeted costs, (xiii) the Company's reliance on a single supplier for its polyethylene battery separators,
(xiv) the Company's ability to obtain an extension from the Internal Revenue Service for its temporary waiver application for 2003 and 2004 pension funding requirements in order to negotiate a lien acceptable to the Pension Benefit Guaranty Corporation, (xv) our ability to attract and retain key personnel and
(xvi) the Company's ability to comply with the provisions of Section 404 of the Sarbanes Oxley Act of 2002.

         Therefore, the Company cautions each reader of this press release carefully to consider those factors hereinabove set forth, because such factors have, in some instances, affected and in the future could affect, the ability of the Company to achieve its projected results and may cause actual results to differ materially from those expressed herein.

MEDIA CONTACT:
Exide Technologies
Alan Chapple
678-566-9514
alan.chapple@exide.com

INVESTOR CONTACTS:
The Abernathy MacGregor Group, Inc.
Chuck Burgess/Gillian Angstadt
212-371-5999
exideweb@abmac.com

                                 [TABLES FOLLOW]

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
      FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 (SUCCESSOR COMPANY) AND
         THE THREE MONTHS ENDED DECEMBER 31, 2003 (PREDECESSOR COMPANY)
                (UNAUDITED, IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                     SUCCESSOR         PREDECESSOR
                                                                                                      COMPANY            COMPANY
                                                                                                      FOR THE            FOR THE
                                                                                                    THREE MONTHS      THREE MONTHS
                                                                                                       ENDED              ENDED
                                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                                        2004              2003
                                                                                                    ------------      ------------
NET SALES                                                                                           $    727,902      $    653,016

COST OF SALES                                                                                            602,151           510,925
                                                                                                    ------------      ------------

            Gross profit                                                                                 125,751           142,091
                                                                                                    ------------      ------------

EXPENSES:

      Selling, marketing and advertising                                                                  69,003            65,143

      General and administrative                                                                          47,365            43,181

      Restructuring and impairment                                                                         5,713            12,662

      Goodwill Impairment                                                                                399,388                --

      Other (income) expense, net                                                                         (5,005)          (20,619)

      Interest expense, net                                                                               11,728            24,758
                                                                                                    ------------      ------------
                                                                                                         528,192           125,125
                                                                                                    ------------      ------------

            Income (loss) before reorganization items, income taxes and minority interest               (402,441)           16,966

REORGANIZATION ITEMS, NET                                                                                  2,236            21,605

INCOME TAX PROVISION                                                                                      34,484             4,080

MINORITY INTEREST                                                                                          (121)               604
                                                                                                    ------------      ------------

            Net loss                                                                                $   (439,040)     $     (9,323)
                                                                                                    ============      ============

NET LOSS PER SHARE

      Basic and Diluted                                                                             $     (17.56)     $      (0.34)
                                                                                                    ============      ============

WEIGHTED AVERAGE SHARES

      Basic and Diluted                                                                                   25,000            27,383
                                                                                                    ============      ============

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
      FOR THE PERIOD MAY 6, 2004 TO DECEMBER 31, 2004 (SUCCESSOR COMPANY),
        THE PERIOD APRIL 1, 2004 TO MAY 5, 2004 (PREDECESSOR COMPANY) AND
          THE NINE MONTHS ENDED DECEMBER 31, 2003 (PREDECESSOR COMPANY)
                (UNAUDITED, IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                                     PREDECESSOR
                                                                                 SUCCESSOR                             COMPANY
                                                                                  COMPANY          PREDECESSOR         FOR THE
                                                                               FOR THE PERIOD        COMPANY          NINE MONTHS
                                                                               MAY 6, 2004 TO     FOR THE PERIOD        ENDED
                                                                                 DECEMBER 31,    APRIL 1, 2004 TO    DECEMBER 31,
                                                                                    2004           MAY 5, 2004           2003
                                                                               --------------    ----------------    ------------
NET SALES                                                                        $ 1,763,429       $   214,607       $ 1,825,015

COST OF SALES                                                                      1,477,867           179,137         1,439,981
                                                                                 -----------       -----------       -----------

              Gross profit                                                           285,562            35,470           385,034
                                                                                 -----------       -----------       -----------

EXPENSES:

       Selling, marketing and advertising                                            178,617            24,504           195,036

       General and administrative                                                    108,601            17,940           127,460

       Restructuring and impairment                                                   12,986               602            19,974

       Goodwill Impairment                                                           399,388                --                --

       Other (income) expense, net                                                   (57,042)            6,222           (34,715)

       Interest expense, net                                                          29,165             8,870            74,451
                                                                                 -----------       -----------       -----------
                                                                                     671,715            58,138           382,206
                                                                                 -----------       -----------       -----------

              Income (loss) before reorganization items, income taxes,
                  minority interest and cumulative effect of change in
                  accounting principle                                              (386,153)          (22,668)            2,828

REORGANIZATION ITEMS, NET                                                              5,654            18,434            45,917

FRESH START ACCOUNTING ADJUSTMENTS, NET                                                   --          (228,371)               --

GAIN ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE                                    --        (1,558,839)               --

INCOME TAX (BENEFIT) PROVISION                                                        30,782            (2,482)            4,639

MINORITY INTEREST                                                                        (75)               26               322
                                                                                 -----------       -----------       -----------

              Net income (loss) before cumulative effect of change in
                  accounting principle                                              (422,514)        1,748,564           (48,050)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                                       --                --            15,593

                                                                                 -----------       -----------       -----------

              Net income (loss)                                                  $  (422,514)      $ 1,748,564       $   (63,643)
                                                                                 ===========       ===========       ===========

NET INCOME (LOSS) PER SHARE, BEFORE CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE

       Basic and Diluted                                                         $    (16.90)      $     63.86       $     (1.75)
                                                                                 ===========       ===========       ===========

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE PER SHARE

                                                                                                                     PREDECESSOR
                                                                                 SUCCESSOR                             COMPANY
                                                                                  COMPANY          PREDECESSOR         FOR THE
                                                                               OR THE PERIOD         COMPANY          NINE MONTHS
                                                                               MAY 6, 2004 TO     FOR THE PERIOD        ENDED
                                                                                 DECEMBER 31,    APRIL 1, 2004 TO    DECEMBER 31,
                                                                                    2004           MAY 5, 2004           2003
                                                                               --------------    ----------------    ------------
       Basic and Diluted                                                         $        --       $        --       $     (0.57)
                                                                                 ===========       ===========       ===========

NET INCOME (LOSS) PER SHARE

       Basic and Diluted                                                         $    (16.90)      $     63.86       $     (2.32)
                                                                                 ===========       ===========       ===========

WEIGHTED AVERAGE SHARES

       Basic and Diluted                                                              25,000            27,383            27,383
                                                                                 ===========       ===========       ===========

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER-SHARE DATA)

                                                                                                  SUCCESSOR    PREDECESSOR
                                                                                                   COMPANY       COMPANY
                                                                                                 DECEMBER 31,   MARCH 31,
                                                                                                     2004         2004
                                                                                                 ------------  -----------
                                                      ASSETS

CURRENT ASSETS:

       Cash and cash equivalents                                                                 $    26,081   $    37,413

       Restricted cash                                                                                 2,005        15,469

       Receivables, net of allowance for doubtful accounts of $26,044 and $24,433, respectively      715,839       667,026

       Inventories                                                                                   460,239       414,516

       Prepaid expenses and other                                                                     24,832        24,372

       Deferred financing costs, net                                                                      --         3,498

       Deferred income taxes                                                                          36,917        34,035
                                                                                                 -----------   -----------

              Total current assets                                                                 1,265,913     1,196,329
                                                                                                 -----------   -----------

PROPERTY, PLANT AND EQUIPMENT, NET                                                                   839,606       543,124
                                                                                                 -----------   -----------

OTHER ASSETS:

       Goodwill, net                                                                                      --       527,705

       Other intangibles, net                                                                        194,501        46,440

       Investments in affiliates                                                                       6,922         6,695

       Deferred financing costs, net                                                                      --         1,645

       Deferred income taxes                                                                          43,552       104,703

       Other                                                                                          35,963        45,167
                                                                                                 -----------   -----------
                                                                                                     280,938       732,355
                                                                                                 -----------   -----------

              Total assets                                                                       $ 2,386,457   $ 2,471,808
                                                                                                 ===========   ===========

                                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:

       Short-term borrowings                                                                     $    17,308   $     8,624

       Current maturities of long-term debt                                                            5,017       736,165

       Accounts payable                                                                              342,334       295,987

       Accrued expenses                                                                              378,223       425,947

       Warrants liability                                                                             12,813            --
                                                                                                 -----------   -----------

              Total current liabilities                                                              755,695     1,466,723

LONG-TERM DEBT                                                                                       560,417        21,574

                                                                                                  SUCCESSOR    PREDECESSOR
                                                                                                   COMPANY       COMPANY
                                                                                                 DECEMBER 31,   MARCH 31,
                                                                                                     2004         2004
                                                                                                 ------------  -----------
NONCURRENT RETIREMENT OBLIGATIONS                                                                    332,884       193,525

NONCURRENT DEFERRED TAX LIABILITY                                                                     98,018            --

OTHER NONCURRENT LIABILITIES                                                                         114,774        53,726

LIABILITIES SUBJECT TO COMPROMISE                                                                         --     1,481,120

                                                                                                 -----------   -----------

              Total liabilities                                                                    1,861,788     3,216,668
                                                                                                 -----------   -----------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST                                                                                     13,159        24,909
                                                                                                 -----------   -----------

STOCKHOLDERS' EQUITY (DEFICIT)

Predecessor Company common stock, $0.01 par value, 100,000 shares authorized,
  27,383 shares issued and outstanding at March 31, 2004                                                  --           274

Successor Company common stock, $0.01 par value, 25,000 shares authorized,
  24,162 shares issued and outstanding at December 31, 2004                                              234            --

Additional paid-in capital                                                                           888,157       570,589

Retained earnings (Accumulated deficit)                                                             (422,514)   (1,046,087)

Notes receivable -- stock award plan                                                                      --          (665)

Accumulated other comprehensive income (loss)                                                         45,633      (293,880)
                                                                                                 -----------   -----------

              Total stockholders' equity (deficit)                                                   511,510      (769,769)
                                                                                                 -----------   -----------

              Total liabilities and stockholders' equity (deficit)                               $ 2,386,457   $ 2,471,808
                                                                                                 ===========   ===========

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)

                                                                                                                      PREDECESSOR
                                                                                     SUCCESSOR                          COMPANY
                                                                                      COMPANY         PREDECESSOR       FOR THE
                                                                                   FOR THE PERIOD       COMPANY       NINE MONTHS
                                                                                   MAY 6, 2004 TO    FOR THE PERIOD      ENDED
                                                                                    DECEMBER 31,    APRIL 1, 2004 TO  DECEMBER 31,
                                                                                        2004           MAY 5, 2004        2003
                                                                                   --------------   ----------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:

       Net income (loss)                                                            $  (422,514)     $ 1,748,564      $   (63,643)

       Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities --

              Depreciation and amortization                                              84,194            7,848           72,023

              Impairment of Goodwill                                                    399,388

              Cumulative effect of change in accounting principle                            --               --           15,593

              Gain on discharge of liabilities subject to compromise                         --       (1,558,839)              --

              Fresh Start accounting adjustments, net                                        --         (228,371)              --

              Unrealized gain on Warrants                                               (61,488)              --               --

              Net loss (gain) on asset sales                                              1,227               --           (4,806)

              Provision for doubtful accounts                                             2,167              473            4,825

              Deferred income taxes                                                         680               --               --

              Non-cash provision for restructuring                                          108               18               56

              Reorganization items, net                                                   5,654           18,434           45,917

              Minority interest                                                             (75)              26              322

              Amortization of deferred financing costs                                       --            1,251           15,649

       Changes in assets and liabilities, excluding effects of Fresh Start accounting, acquisitions and divestitures --

              Receivables                                                               (41,745)          45,924           33,381

              Inventories                                                               (12,408)         (10,873)          10,659

              Prepaid expenses and other                                                 (2,378)             286          (14,153)

              Payables                                                                   32,464          (20,967)         (11,308)

              Accrued expenses                                                          (28,982)         (20,564)         (40,470)

              Noncurrent liabilities                                                     (3,443)            (294)          (4,361)

              Other, net                                                                 33,503            9,898          (38,802)

                                                                                    -----------      -----------      -----------

                     Net cash provided by (used in) operating activities                (13,648)          (7,186)          20,882
                                                                                    -----------      -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

       Capital expenditures                                                             (44,577)          (7,152)         (44,252)

       Proceeds from sales of assets                                                     20,962            2,800           19,538
                                                                                    -----------      -----------      -----------

                                                                                                                      PREDECESSOR
                                                                                     SUCCESSOR                          COMPANY
                                                                                      COMPANY         PREDECESSOR       FOR THE
                                                                                   FOR THE PERIOD       COMPANY       NINE MONTHS
                                                                                   MAY 6, 2004 TO    FOR THE PERIOD      ENDED
                                                                                    DECEMBER 31,    APRIL 1, 2004 TO  DECEMBER 31,
                                                                                       2004            MAY 5, 2004        2003
                                                                                   --------------   ----------------  ------------
                     Net cash used in investing activities                              (23,615)          (4,352)         (24,714)
                                                                                    -----------      -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

       Increase in short-term borrowings                                                  4,174            2,425            3,504

       Repayments under 9.125% Senior Notes (Deutschemark denominated)                       --         (110,082)              --

       Borrowings under DIP Credit Facility                                                  --               --          693,677

       Repayments under DIP Credit Facility                                                  --               --         (703,239)

       Borrowings under Replacement DIP Credit Facility                                      --          121,258               --

       Repayments under Replacement DIP Credit Facility                                      --         (452,875)              --

       Borrowings under Senior Secured Credit Facility                                  168,593          500,000               --

       Repayments under Senior Secured Credit Facility                                 (169,332)

       European asset securitization                                                                          --            7,538

       Increase (decrease) in other debt                                                 (2,036)          (2,412)           1,120

       Financing costs and other                                                           (682)         (23,146)            (400)
                                                                                    -----------      -----------      -----------

                     Net cash provided by (used in) financing activities                    717           35,168            2,200
                                                                                    -----------      -----------      -----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                              3,031           (1,447)           5,420
                                                                                    -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    (33,515)          22,183            3,788

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                           59,596           37,413           39,766
                                                                                    -----------      -----------      -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                            $    26,081      $    59,596      $    43,554
                                                                                    ===========      ===========      ===========

 EXIDE TECHNOLOGIES
 ADJUSTED EBITDA RECONCILIATION BY SEGMENT
 THREE MONTHS AND NINE MONTHS ENDED DECEMBER 31, 2003
 (IN MILLIONS)

 THREE MONTHS ENDED DECEMBER 31, 2003                           TRANSPORTATION             INDUSTRIAL ENERGY
                                                         ---------------------------   ------------------------
                                                                          EUROPE AND                 EUROPE AND
                                                         NORTH AMERICA       ROW       NORTH AMERICA    ROW        OTHER      TOTAL
                                                         --------------   ----------   ------------- ----------    -------    ------

NET INCOME (LOSS)                                              $21.6         $28.9        $ 3.2        $ 0.6      $(63.6)     $(9.3)

  Interest expense, net                                         --            --           --           --          24.8       24.8
  Income tax provision (benefit)                                --            --           --           --           4.1        4.1
                                                               -----         -----        -----        -----       ------     -----
EBIT (EXCLUDING FRESH START ADJUSTMENTS AND GAIN
  ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE)            21.6          28.9          3.2          0.6       (34.7)      19.6

  Depreciation and amortization                                  6.2           6.6          3.1          6.9         2.5       25.3
  Reorganization items, net                                     --            --           --           --          21.6       21.6
  Restructuring and impairment                                   0.3           0.8         --           10.2         1.4       12.7
  Other restructuring costs included in cost of sales
    or general and administrative expenses                      --            --           --           --           0.5        0.5
  Currency remeasurement loss (gain)                            --            --           --           --         (22.8)     (22.8)
  Minority interest                                             --            --           --           --           0.6        0.6
  Losses on sales of accounts receivable                        --            --           --           --           3.2        3.2
  Loss (gain) on sale of capital assets                         --            --           --           (1.2)       (0.3)      (1.5)
  Other non-cash losses (gains)                                 (1.2)         --            0.1          1.1        (0.2)      (0.2)
                                                               -----         -----        -----        -----      ------      -----
ADJUSTED EBITDA                                                $26.9         $36.3        $ 6.4        $17.6      $(28.2)     $59.0
                                                               =====         =====        =====        =====      ======      =====


NINE MONTHS ENDED DECEMBER 31, 2003                             TRANSPORTATION            INDUSTRIAL ENERGY
                                                        ---------------------------   --------------------------
                                                                         EUROPE AND                   EUROPE AND
                                                        NORTH AMERICA       ROW       NORTH AMERICA      ROW       OTHER     TOTAL
                                                        -------------    ----------   -------------   ----------   -------   ------

NET INCOME (LOSS)                                          $ 51.0         $ 62.0        $  9.8         $ 18.6     $(205.0)   $(63.6)

  Interest expense, net                                      --             --            --             --          74.5      74.5
  Income tax provision (benefit)                             --             --            --             --           4.6       4.6
                                                           ------         ------        ------         ------      -------   ------
EBIT (EXCLUDING FRESH START ADJUSTMENTS AND GAIN
 ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE)          51.0           62.0           9.8           18.6      (125.9)     15.5

  Depreciation and amortization                              17.7           17.9           9.3           19.4         7.7      72.0
  Reorganization items, net                                  --             --            --             --          45.9      45.9
  Restructuring and impairment                                1.6            1.4          --             14.7         2.3      20.0
  Other restructuring costs included in cost of sales
    or general and administrative expenses                    0.4           --            --             --           0.8       1.2
  Currency remeasurement loss (gain)                         --             --            --             --         (40.2)    (40.2)
  Minority interest                                          --             --            --             --           0.3       0.3
  Losses on sales of accounts receivable                     --             --            --             --           9.3       9.3
  Loss (gain) on sale of capital assets                      (0.1)          --            (0.1)          (4.4)       (0.2)     (4.8)
  Other non-cash losses (gains)                              (2.5)           0.1          --              2.2        15.4      15.2
                                                           ------         ------        ------         ------      ------    ------
ADJUSTED EBITDA                                            $ 68.1         $ 81.4        $ 19.0         $ 50.5      $(84.6)   $134.4
                                                           ======         ======        ======         ======      ======    ======

 EXIDE TECHNOLOGIES
 ADJUSTED EBITDA RECONCILIATION BY SEGMENT
 THREE MONTHS AND NINE MONTHS ENDED DECEMBER 31, 2004
 (IN MILLIONS)

 THREE MONTHS ENDED DECEMBER 31, 2004                           TRANSPORTATION             INDUSTRIAL ENERGY
                                                          ---------------------------  ---------------------------
                                                                         EUROPE AND                  EUROPE AND
                                                          NORTH AMERICA      ROW      NORTH AMERICA     ROW       OTHER    TOTAL
                                                          -------------  ----------   -------------  ----------   ------  -------

NET INCOME (LOSS)                                             $(108.9)     $(103.3)      $(30.4)      $(106.6)    $(89.8) $(439.0)

  Interest expense, net                                         --           --            --           --          11.7     11.7
  Income tax provision (benefit)                                --           --            --           --          34.5     34.5
                                                              -------      -------       ------       -------     ------   -------

EBIT (EXCLUDING FRESH START ADJUSTMENTS AND GAIN
  ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE)          (108.9)      (103.3)        (30.4)      (106.6)      (43.6)  (392.8)

  Depreciation and amortization                                  5.0          8.7           1.9         11.1         5.0     31.7
  Goodwill impairment                                          122.0        117.6          37.4        122.4        --      399.4
  Reorganization items, net                                     --           --            --           --           2.2      2.2
  Restructuring and impairment                                   0.6          3.1          --            1.3         0.7      5.7
  Other restructuring costs included in general and
    administrative expenses                                     --           --            --           --           3.0      3.0
  Currency remeasurement loss (gain)                            --           --            --           --          (8.6)    (8.6)
  Loss on revaluation of foreign currency forward contract      --           --            --           --          16.2     16.2
  Minority interest                                             --           --            --           --          (0.1)    (0.1)
  Unrealized gain on revaluation of warrants                    --           --            --           --          (5.8)    (5.8)
  Loss (gain) on sale of capital assets                          0.1          0.2           0.2          0.1         0.6      1.2
  Other non-cash losses (gains)                                 (0.3)        --            --           (0.2)        0.4     (0.1)
                                                              -------      -------       ------       -------     ------   -------
ADJUSTED EBITDA                                               $ 18.5       $ 26.3        $  9.1       $ 28.1      $(30.0)  $ 52.0
                                                              ======       ======        ======       ======      ======   ======

NINE MONTHS ENDED DECEMBER 31, 2004                                         TRANSPORTATION           INDUSTRIAL ENERGY
                                                                        ------------------------   -------------------------
                                                                                       EUROPE AND                 EUROPE AND
                                                                        NORTH AMERICA     ROW      NORTH AMERICA    ROW
                                                                        -------------  ---------   -------------  ----------
NET INCOME (LOSS)                                                          $  (96.6)    $  (94.6)    $  (23.2)    $ (101.6)

  Interest expense, net                                                        --           --           --           --
  Income tax provision (benefit)                                               --           --           --           --
  Fresh Start accounting adjustments, net                                      --           --           --           --
  Gain on discharge of liabilities subject to compromise                       --           --           --           --
                                                                           --------     --------     --------     --------

EBIT (EXCLUDING FRESH START ADJUSTMENTS AND GAIN
  ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE)                          (96.6)       (94.6)       (23.2)      (101.6)

  Depreciation and amortization                                                19.4         26.1          8.0         29.2
  Goodwill impairment                                                         122.0        117.6         37.4        122.4
  Reorganization items, net                                                    --           --           --           --
  Restructuring and impairment                                                  0.9          7.0         --            2.9
  Other restructuring costs included in general
     and administrative expenses                                               --           --           --           --
  Currency remeasurement loss (gain)                                           --           --           --           --
  Loss on revaluation of foreign currency forward contract                     --           --           --           --
  Unrealized gain on revaluation of warrants                                   --           --           --           --
  Loss (gain) on sale of capital assets                                         0.1          0.2          0.2          0.1
  Non-cash increase in cost of sales from Fresh Start inventory step-up         0.9          1.0          0.2          1.4
  Other non-cash losses (gains)                                                 0.6         (0.2)         0.1         (0.1)
                                                                           --------     --------     --------     --------

ADJUSTED EBITDA                                                            $   47.3     $   57.1     $   22.7     $   54.3
                                                                           ========     ========     ========     ========

                                                                                                 SUCCESSOR   PREDECESSOR
                                                                             OTHER      TOTAL     COMPANY      COMPANY       TOTAL
                                                                           --------    --------  ---------   -----------   --------

NET INCOME (LOSS)                                                          $1,642.1    $1,326.1   $ (422.5)    $1,748.6    $1,326.1

  Interest expense, net                                                        37.9        37.9       29.1          8.8        37.9
  Income tax provision (benefit)                                               28.3        28.3       30.8         (2.5)       28.3
  Fresh Start accounting adjustments, net                                    (228.4)     (228.4)      --         (228.4)     (228.4)
  Gain on discharge of liabilities subject to compromise                   (1,558.8)   (1,558.8)      --       (1,558.8)   (1,558.8)
                                                                           --------    --------   --------     --------    --------

EBIT (EXCLUDING FRESH START ADJUSTMENTS AND GAIN
  ON DISCHARGE OF LIABILITIES SUBJECT TO COMPROMISE)                          (78.9)     (394.9)    (362.6)       (32.3)     (394.9)

  Depreciation and amortization                                                 9.4        92.1       84.2          7.9        92.1
  Goodwill impairment                                                          --         399.4      399.4         --         399.4
  Reorganization items, net                                                    24.0        24.0        5.6         18.4        24.0
  Restructuring and impairment                                                  2.8        13.6       13.0          0.6        13.6
  Other restructuring costs included in general
     and administrative expenses                                                3.0         3.0        3.0         --           3.0
  Currency remeasurement loss (gain)                                           (3.0)       (3.0)      (9.3)         6.3        (3.0)
  Loss on revaluation of foreign currency forward contract                     21.8        21.8       21.8         --          21.8
  Unrealized gain on revaluation of warrants                                  (61.5)      (61.5)     (61.5)        --         (61.5)
  Loss (gain) on sale of capital assets                                         0.6         1.2        1.2         --           1.2
  Non-cash increase in cost of sales from Fresh Start inventory step-up        --           3.5        3.5         --           3.5
  Other non-cash losses (gains)                                                (0.3)        0.1        0.1         --           0.1
                                                                           --------    --------   --------     --------    --------

ADJUSTED EBITDA                                                            $  (82.1)   $   99.3   $   98.4     $    0.9    $   99.3
                                                                           ========    ========   ========     ========    ========